Lease Commitments	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $243 million in 2015, $216 million in 2014 and $233 million in 2013.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2016	2017	2018	2019	2020	After 2020
Lease commitments	$202	$196	$170	$143	$119	$1,002